Exhibit 99.1

Wabtec Delivers Strong Fourth Quarter 2025
Results; Announces 2026 Full-Year Guidance

SALES	GAAP DILUTED EARNINGS PER SHARE	ADJUSTED DILUTED EARNINGS PER SHARE

4Q’25	FY’25	4Q’25	FY’25	4Q’25	FY’25

$2.97B	$11.17B	$1.18	$6.83	$2.10	$8.97
+14.8% YOY	+7.5% YOY	(4.1)% YOY	+13.1% YOY	+25.0% YOY	+18.7% YOY

Q4 2025 HIGHLIGHTS

“The Wabtec team delivered a strong fourth quarter and full year results, reflecting the strength of our business and our ability to execute in dynamic markets,” said Rafael Santana, Wabtec’s President and CEO.
“In the fourth quarter, we achieved double digit sales growth, expanded adjusted operating margins, and grew adjusted EPS 25% … all while building a very strong backlog and generating robust operating cash flow.
“As we exit 2025, I am very encouraged by the underlying momentum of our business and our recent acquisitions, both of which we expect to drive significant value going forward.
“Looking ahead, our record $27 billion multi-year backlog provides strong visibility and positions Wabtec for sustained growth. At the same time, our team remains committed to advancing innovation, driving operational excellence, and maintaining disciplined capital allocation to deliver long-term value for our shareholders.”
Rafael Santana President and CEO

•Multi-year backlog reaches another record at $27 Billion, up 23% versus prior year

•Full Year GAAP Earnings per Share of $6.83, up 13% & Adjusted Earnings per Share of $8.97, up nearly 19% … 5th consecutive year averaging high-teens Adjusted Earnings per Share growth

•Strong Full Year Cash from Operations at $1.8 Billion or 104% Cash Conversion

•Announces 2026 Financial Guidance of Adjusted Earnings per Share Between $10.05 to $10.45; Up 14% at the Mid-Point

•Board of Directors Increased Quarterly Dividend by 24% and Increased Share Buyback Authorization to $1.2 Billion

PITTSBURGH, February 11, 2026 – Wabtec Corporation (NYSE: WAB) today reported fourth quarter 2025 GAAP earnings per diluted share of $1.18, down 4.1% versus the fourth quarter of 2024. Fourth quarter adjusted earnings per diluted share were $2.10, up 25.0% versus the same quarter a year ago. Fourth quarter sales were $2.97 billion and cash from operations was $992 million. Full year 2025 GAAP earnings per diluted share were $6.83, up 13.1% versus full year 2024. Full year adjusted earnings per diluted share were $8.97, up 18.7% versus full year 2024. Total 2025 sales were $11.17 billion and cash from operations was $1.76 billion.

2025 Fourth Quarter Consolidated Results

Wabtec Corporation Consolidated Financial Results
$ in millions except earnings per share and percentages; margin change in percentage points (pts)	Fourth Quarter
	2025	2024	Change
Net Sales	$2,965	$2,583	14.8%

GAAP Gross Margin	32.6%	30.9%	1.7 pts
Adjusted Gross Margin	33.7%	31.6%	2.1 pts
GAAP Operating Margin	12.0%	12.9%	(0.9) pts
Adjusted Operating Margin	17.7%	16.9%	0.8 pts

GAAP Diluted EPS	$1.18	$1.23	(4.1)%
Adjusted Diluted EPS	$2.10	$1.68	25.0%

Cash Flow from Operations	$992	$723	$269
Operating Cash Flow Conversion	292%	212%

•Sales increased 14.8% compared to the year-ago quarter driven by increased sales in the Freight segment, which included acquisitions (Inspection Technologies & Frauscher Sensor Technology), and in the Transit segment.
•GAAP operating margin was lower than the prior year at 12.0% and adjusted operating margin was up versus the prior year at 17.7%. Both GAAP and adjusted operating margins benefited from higher gross margin, which was partially offset by higher operating expenses as a percent of revenue. GAAP operating margins were also adversely impacted by restructuring costs associated with Integration 2.0 & 3.0, Portfolio Optimization charges, and transaction costs associated with recent acquisitions.
•GAAP and adjusted EPS benefited from higher sales and operating margin expansion which was partially offset by higher operating expenses as a percent of revenue. GAAP EPS was further impacted by restructuring charges and transaction costs tied to recent acquisitions.

2025 Fourth Quarter Freight Segment Results

Wabtec Corporation Freight Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	Fourth Quarter
	2025	2024	Change
Net Sales	$2,123	$1,794	18.3%
GAAP Gross Margin	33.1%	31.0%	2.1 pts
Adjusted Gross Margin	34.5%	31.4%	3.1 pts
GAAP Operating Margin	15.0%	15.2%	(0.2) pts
Adjusted Operating Margin	22.1%	19.4%	2.7 pts

•Freight segment sales for the fourth quarter were up 18.3%. Equipment sales were up 33.5% driven by higher locomotive deliveries, while Digital sales were up 74.4% driven by the acquisition of Inspection Technologies & Frauscher Sensor Technology. Components sales were up 11.1%. Services sales were down 5.0% as expected due to the timing of modernization deliveries.
•GAAP and adjusted operating margin benefited from gross margin improvement which was partially offset by higher operating expenses as a percent of revenue. In addition, GAAP operating margin was adversely impacted by one time costs associated with the Portfolio Optimization initiative and purchase accounting adjustments resulting from Inspection Technologies acquisition.

2025 Fourth Quarter Transit Segment Results

Wabtec Corporation Transit Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	Fourth Quarter
	2025	2024	Change
Net Sales	$842	$789	6.7%
GAAP Gross Margin	31.2%	30.6%	0.6 pts
Adjusted Gross Margin	31.6%	31.8%	(0.2) pts
GAAP Operating Margin	12.8%	13.0%	(0.2) pts
Adjusted Operating Margin	14.0%	16.4%	(2.4) pts

•Transit segment sales for the fourth quarter were up 6.7% due to strong OE and aftermarket sales.
•GAAP and adjusted operating margins were impacted by manufacturing inefficiencies and higher operating expenses as a percent of revenue.

Backlog

Wabtec Corporation Consolidated Backlog Comparison
Backlog $ in millions	December 31,
	2025	2024	Change
12-Month Backlog	$8,234	$7,681	7.2%
Total Backlog	$27,407	$22,272	23.1%

The Company’s 12-month and multi-year backlogs continue to provide strong visibility. At the end of the fourth quarter, the 12-month backlog was $553 million higher than the prior year. And at December 31, 2025, the multi-year backlog was $5,135 million higher than the same time a year ago. Excluding the impacts of foreign currency exchange, the 12-month backlog was up 4.7% and the multi-year backlog was up 20.5%.

Cash Flow and Liquidity Summary
•During the fourth quarter, the Company generated cash from operations of $992 million versus $723 million in the year ago period. The increase in cash flow from operations benefited from improved working capital.
•At the end of the quarter, the Company had cash, cash equivalents and restricted cash of $0.79 billion and total debt of $5.54 billion. At December 31, 2025 the Company’s total available liquidity was $3.21 billion, which includes $0.76 billion of cash and cash equivalents plus $2.00 billion available under current credit facilities and $0.44 billion of borrowings available under our Revolving Receivables Program.
•The Company repurchased $75 million of Wabtec shares in the fourth quarter, bringing the full year total to $223 million.
•The Board of Directors increased the quarterly dividend by 24% by declaring a regular quarterly common dividend of 31 cents per share, payable on March 2, 2026 to holders of record on February 17, 2026.
•The Board also increased the existing share repurchase authorization to $1.2 billion.

2026 Financial Guidance

•Wabtec’s 2026 financial guidance expects sales to be in a range of $12.19 billion to $12.49 billion and adjusted earnings per diluted share to be in a range of $10.05 to $10.45.
•Guidance includes the impact from the recent acquisition of Dellner Couplers, which closed on February 10, 2026.

2026 OUTLOOK

About Wabtec
Wabtec Corporation (NYSE: WAB) is revolutionizing the way the world moves for future generations. The Company is a leading global provider of equipment, systems, digital solutions and value-added services for the freight and transit rail industries, as well as the mining, marine and industrial markets. Wabtec has been a leader in the rail industry for over 155 years and has a vision to achieve a zero-emission rail system in the U.S. and worldwide. Visit Wabtec’s website at www.wabteccorp.com.

Forecasted GAAP Earnings Reconciliation
Wabtec is not presenting a quantitative reconciliation of our forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share in reliance on the unreasonable efforts exemption provided under Item 10(e)(1)(i)(B) of Regulation S-K. Wabtec is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings.

Conference Call Information
Wabtec will host a call with analysts and investors at 8:30 a.m. ET today. To listen via webcast, go to Wabtec’s website at www.WabtecCorp.com and click on “Events & Presentations” in the “Investor Relations” section. Also, an audio replay of the call will be available by calling 1-855-669-9658 or 1-412-317-0088 (access code: 8243971).

Information about non-GAAP Financial Information and Forward-Looking Statements
Wabtec’s earnings release and financial guidance mentions certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted operating margin, adjusted gross margin, EBITDA, adjusted EBITDA, adjusted income tax expense, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted earnings per diluted share and operating cash flow conversion. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this release have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this release are reconciliation tables that provide details about how adjusted results relate to GAAP results.

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of significant recent shifts in trade policies (including the actual or threatened imposition of tariffs and retaliatory tariff measures) as well as tax programs, inflation, supply chain disruptions, foreign currency exchange and industry consolidation and market reactions to these factors; (2) changes in the financial condition or operating strategies of Wabtec’s customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics, or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including Russia’s invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Wabtec Investor Contact
Kyra Yates / Kyra.Yates@wabtec.com / 817-349-2735

Wabtec Media Contact
Tim Bader / Tim.Bader@wabtec.com / 682-319-7925

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2025	2024	2025	2024

Net sales	$2,965	$2,583	$11,167	$10,387
Cost of sales	(1,999)	(1,786)	(7,361)	(7,021)
Gross profit	966	797	3,806	3,366
Gross profit as a % of Net sales	32.6%	30.9%	34.1%	32.4%

Selling, general and administrative expenses	(461)	(333)	(1,490)	(1,248)
Engineering expenses	(68)	(51)	(223)	(206)
Amortization expense	(81)	(79)	(300)	(303)
Total operating expenses	(610)	(463)	(2,013)	(1,757)
Operating expenses as a % of Net sales	20.6%	17.9%	18.0%	16.9%

Income from operations	356	334	1,793	1,609
Income from operations as a % of Net sales	12.0%	12.9%	16.1%	15.5%

Interest expense, net	(68)	(53)	(225)	(201)
Other income, net	3	3	24	2
Income before income taxes	291	284	1,592	1,410

Income tax expense	(87)	(71)	(409)	(343)
Effective tax rate	29.7%	25.1%	25.7%	24.3%

Net income	204	213	1,183	1,067

Less: Net income attributable to noncontrolling interest	(2)	(1)	(13)	(11)

Net income attributable to Wabtec shareholders	$202	$212	$1,170	$1,056

Earnings Per Common Share
Basic
Net income attributable to Wabtec shareholders	$1.19	$1.23	$6.84	$6.05
Diluted
Net income attributable to Wabtec shareholders	$1.18	$1.23	$6.83	$6.04

Weighted average shares outstanding
Basic	170.3	171.2	170.5	174.1
Diluted	171.0	172.0	171.1	174.8

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED)
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,

	2025	2024	2025	2024
Segment Information
Freight Net sales	$2,123	$1,794	$8,036	$7,468
Freight Income from operations	$318	$273	$1,567	$1,422
Freight Operating margin	15.0%	15.2%	19.5%	19.0%

Transit Net sales	$842	$789	$3,131	$2,919
Transit Income from operations	$108	$103	$422	$338
Transit Operating margin	12.8%	13.0%	13.5%	11.6%

Backlog Information (Note: 12-month is a sub-set of total)	December 31, 2025	September 30, 2025	December 31, 2024
Freight Total	$22,493	$20,907	$17,986
Transit Total	4,914	4,670	4,286
Wabtec Total	$27,407	$25,577	$22,272

Freight 12-month	$6,022	$6,085	$5,577
Transit 12-month	2,212	2,182	2,104
Wabtec 12-month	$8,234	$8,267	$7,681

Appendix B
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	December 31, 2025	December 31, 2024
In millions
Cash, cash equivalents and restricted cash	$789	$715
Receivables, net	1,897	1,702
Inventories, net	2,745	2,314
Other current assets	263	212
Total current assets	5,694	4,943
Property, plant and equipment, net	1,616	1,447
Goodwill	10,216	8,710
Other intangible assets, net	3,838	2,934
Other noncurrent assets	705	668
Total Assets	$22,069	$18,702
Current liabilities	$5,150	$3,792
Long-term debt	4,291	3,480
Other long-term liabilities	1,438	1,297
Total Liabilities	10,879	8,569
Shareholders' equity	11,142	10,091
Noncontrolling interest	48	42
Total Equity	11,190	10,133
Total Liabilities and Equity	$22,069	$18,702

Appendix C
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Twelve Months Ended December 31,
	2025	2024
In millions
Operating activities
Net income	$1,183	$1,067
Non-cash expense	569	580
Receivables	(36)	(34)
Inventories	(182)	(117)
Accounts payable	34	70
Other operating activities	191	268
Net cash provided by operating activities	1,759	1,834

Net cash used for investing activities	(2,747)	(343)

Net cash provided by (used for) financing activities	1,031	(1,371)

Effect of changes in currency exchange rates	31	(25)

Increase in cash	74	95

Cash, cash equivalents and restricted cash, beginning of period	715	620
Cash, cash equivalents and restricted cash, end of period	$789	$715

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Fourth Quarter 2025 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,965	$966	$(610)	$356	$(65)	$(87)	$204	$(2)	$202	$1.18

Restructuring and Portfolio Optimization costs	—	4	51	55	—	6	61	—	61	$0.36

Inventory Purchase Accounting charge	—	29	—	29	—	(7)	22	—	22	$0.13

Transaction costs	—	—	5	5	11	(3)	13	—	13	$0.08

Non-cash Amortization expense	—	—	78	78	—	(18)	60	—	60	$0.35

Adjusted Results	$2,965	$999	$(476)	$523	$(54)	$(109)	$360	$(2)	$358	$2.10

Fully Diluted Shares Outstanding										171.0

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Fourth Quarter Year-to-Date 2025 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$11,167	$3,806	$(2,013)	$1,793	$(201)	$(409)	$1,183	$(13)	$1,170	$6.83

Restructuring and Portfolio Optimization costs	—	12	64	76	—	1	77	—	77	$0.45

Inventory Purchase Accounting charge	—	53	—	53	—	(13)	40	—	40	$0.23

Transaction costs	—	—	49	49	(19)	(4)	26	—	26	$0.15

Non-cash Amortization expense	—	—	296	296	—	(72)	224	—	224	$1.31

Adjusted Results	$11,167	$3,871	$(1,604)	$2,267	$(220)	$(497)	$1,550	$(13)	$1,537	$8.97

Fully Diluted Shares Outstanding										171.1

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Fourth Quarter 2024 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,583	$797	$(463)	$334	$(50)	$(71)	$213	$(1)	$212	$1.23

Restructuring and Portfolio Optimization costs	—	18	14	32	—	(8)	24	—	24	$0.14

Non-cash Amortization expense	—	—	72	72	—	(17)	55	—	55	$0.31

Adjusted Results	$2,583	$815	$(377)	$438	$(50)	$(96)	$292	$(1)	$291	$1.68

Fully Diluted Shares Outstanding										172.0

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Fourth Quarter Year-to-Date 2024 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$10,387	$3,366	$(1,757)	$1,609	$(199)	$(343)	$1,067	$(11)	$1,056	$6.04

Restructuring and Portfolio Optimization costs	—	37	33	70	(4)	(16)	50	—	50	$0.28

Non-cash Amortization expense	—	—	288	288	—	(70)	218	—	218	$1.24

Adjusted Results	$10,387	$3,403	$(1,436)	$1,967	$(203)	$(429)	$1,335	$(11)	$1,324	$7.56

Fully Diluted Shares Outstanding										174.8

Appendix E
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Fourth Quarter 2025 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring &	=	Adjusted
	from Operations		(Expense)		Amortization				Transaction Costs		EBITDA

Consolidated Results	$356		$3		$133		$492		$98		$590

Wabtec Corporation
Fourth Quarter 2025 YTD EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring &	=	Adjusted
	from Operations		(Expense)		Amortization				Transaction Costs		EBITDA

Consolidated Results	$1,793		$24		$494		$2,311		$153		$2,464

Wabtec Corporation
Fourth Quarter 2024 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$334		$3		$127		$464		$22		$486

Wabtec Corporation
Fourth Quarter 2024 YTD EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$1,609		$2		$498		$2,109		$39		$2,148

Appendix F
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
SALES BY PRODUCT LINE
(UNAUDITED)

	Three Months Ended December 31,
In millions	2025	2024
Freight Segment
Services	$667	$702
Equipment	666	499
Components	429	386
Digital Intelligence	361	207
Total Freight Segment	$2,123	$1,794

Transit Segment
Original Equipment Manufacturer	$351	$339
Aftermarket	491	450
Total Transit Segment	$842	$789

	Twelve Months Ended December 31,
In millions	2025	2024
Freight Segment
Services	$3,055	$3,019
Equipment	2,365	2,108
Components	1,586	1,555
Digital Intelligence	1,030	786
Total Freight Segment	$8,036	$7,468

Transit Segment
Original Equipment Manufacturer	$1,393	$1,308
Aftermarket	1,738	1,611
Total Transit Segment	$3,131	$2,919

Appendix G
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT
(UNAUDITED)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2025		2024		2025		2024
In millions	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations

Freight Segment Reported Results	$703	$318	$556	$273	$2,835	$1,567	$2,523	$1,422
Freight Segment Reported Margin	33.1%	15.0%	31.0%	15.2%	35.3%	19.5%	33.8%	19.0%

Restructuring and Portfolio Optimization costs	1	50	8	9	6	56	18	27
Transaction costs	—	1	—	—	—	3	—	—
Inventory Purchase Accounting charge	29	29	—	—	53	53	—	—
Non-cash Amortization expense	—	72	—	66	—	272	—	267

Freight Segment Adjusted Results	$733	$470	$564	$348	$2,894	$1,951	$2,541	$1,716
Freight Segment Adjusted Margin	34.5%	22.1%	31.4%	19.4%	36.0%	24.3%	34.0%	23.0%

Transit Segment Reported Results	$263	$108	$241	$103	$971	$422	$843	$338
Transit Segment Reported Margin	31.2%	12.8%	30.6%	13.0%	31.0%	13.5%	28.9%	11.6%

Restructuring and Portfolio Optimization costs	3	4	10	21	6	18	19	41
Non-cash Amortization expense	—	6	—	6	—	24	—	21

Transit Segment Adjusted Results	$266	$118	$251	$130	$977	$464	$862	$400
Transit Segment Adjusted Margin	31.6%	14.0%	31.8%	16.4%	31.2%	14.8%	29.5%	13.7%

Appendix H
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT
(UNAUDITED)

	Three Months Ended December 31,
In millions	Freight	Transit	Consolidated

2024 Net sales	$1,794	$789	$2,583

Acquisitions	167	4	171
Portfolio Optimization (Divestitures/Exits)	(2)	(19)	(21)
Foreign Exchange	5	37	42
Organic	159	31	190

2025 Net sales	$2,123	$842	$2,965

Change ($)	329	53	382
Change (%)	18.3%	6.7%	14.8%

	Twelve Months Ended December 31,
2024 Net sales	$7,468	$2,919	$10,387

Acquisitions	328	27	355
Portfolio Optimization (Divestitures/Exits)	(36)	(36)	(72)
Foreign Exchange	(31)	64	33
Organic	307	157	464

2025 Net sales	$8,036	$3,131	$11,167

Change ($)	568	212	780
Change (%)	7.6%	7.3%	7.5%

Appendix I

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2025 Fourth Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$992		$204		$136		292%

Wabtec Corporation
2025 Fourth Quarter YTD Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$1,759		$1,183		$501		104%

Wabtec Corporation
2024 Fourth Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$723		$213		$128		212%

Wabtec Corporation
2024 Fourth Quarter YTD Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$1,834		$1,067		$503		117%